Subsequent Events	12 Months Ended
Mar. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	Subsequent Events
On June 12, 2025, Takeda issued unsecured JPY denominated senior bonds (“JPY Bonds”) with an aggregate principal amount of JPY 184,000 million. The proceeds obtained through the JPY Bonds issuance will be used to redeem short-term commercial paper that was issued to fund the early repayment of the syndicated loan in March 2025. The JPY Bonds are comprised of three tranches of JPY 103,000 million, JPY 41,000 million and JPY 40,000 million, and these will mature on June 12, 2030, June 11, 2032 and June 12, 2035, respectively. Interest is payable semi-annually at rates of 1.599%, 1.935% and 2.292% per annum, respectively. Takeda is not subject to any financial covenants related to the JPY Bonds.